                                                                     EXHIBIT 4.3



           FLEXIBLE NONSTANDARDIZED 401(k) ADOPTION AGREEMENT (#007)


I.   EMPLOYER INFORMATION.
     --------------------

     A.  Name:       Prime Bank
              ---------------------------------------------------------------------------------------------------

     B.  Address:    3601 Eastex Freeway
                 ------------------------------------------------------------------------------------------------
                     Houston, Texas   77226
                 ------------------------------------------------------------------------------------------------

     C.  Taxable Year:     12/31
                      -------------------------------------------------------------------------------------------

     D.  EIN:      74-1295535
             ----------------------------------------------------------------------------------------------------

II.  PLAN INFORMATION.
     ----------------

     A.      Plan Name:        Prime Bank Employees' 401(k) Profit Sharing Plan                                     .
                               --------------------------------------------------------------------------------------

     B.      Plan Year:       the period which ends on     12/31                                                    .
                                                       -------------------------------------------------------------

     C.      Construction:    Except as provided in Section 1.2, the Plan and the Trust Agreement will be subject

             to the laws of the State of    Texas                                                                   .
                                         ---------------------------------------------------------------------------

     D.      Plan Adoption.   The Plan is hereby adopted as [Check one.  See Section 14.1.]
                                                                   ---

             1.       [ ]     a new profit sharing plan (with cash or deferred arrangement).
             2.       [X]     an amendment and restatement of the Channelview Bank Employees'
                              401(k) Profit Sharing Plan.
                              ("Pre-Existing Plan") which was originally effective January 1, 1989.

     E.      Effective Date of this Adoption Agreement:     January 1, 1997.

III.  ELIGIBILITY AND PARTICIPATION.

     A.      Eligible Employees.   All Employees of the Employer and all Employees of
             the Participating Affiliates who satisfy the Participation Requirement generally will be eligible to participate in the Plan except certain nonresident aliens and: [Check one.  See Section 2.19.]

             1.       [ ]     STANDARD:   no other exclusions.
             2.       [X]     the following additional categories of
                              Employees:  [The Plan must satisfy the nondiscrimination,
                              minimum coverage and minimum participation rules on a
                              continuing basis.  See Section 2.19(b).]   Security Guards

                 However, notwithstanding any contrary language, participation in this Plan by Employees who are covered by a collective bargaining agreement and the extent of such participation, if any, will be determined by collective bargaining.

         B. Participation Requirement. In order to participate in this Plan, an Eligible Employee must [Check one. See Section 2.46, Section 4 and Part V.B.1. Enter "N/A" if there will be no minimum age or no waiting period, as applicable.]

                 1.       [ ]     STANDARD:  reach minimum age of 21 and
                                  complete waiting period of 1 Year of Service.
                 2.       [ ]     no minimum age or waiting period.
                 3.       [X]     reach minimum age of 20 1/2  [not to exceed
                                  21] and complete waiting period of 1/2
                                  Year of Service [not to exceed 1].
                 4.       [ ]     reach minimum age of _______ [not to exceed
                                  21] and complete waiting period of _______
                                  Year of Service [not to exceed 1]; however, each Employee who is an Eligible Employee on the Effective Date will be deemed to satisfy the Participation Requirement on the
                                  Effective Date regardless of such Employee's actual age or service.

         C.      Entry Date:      [Check one. See Section 2.26 and Section 4.]


                 1.       [X]     STANDARD:  the first day of each Plan Year
                                  and the first day of the seventh month of
                                  each Plan Year.
                 2.       [ ]     the date on which the Participant satisfies
                                  the Participation Requirement.
                 3.       [ ]     other:______________________________________
                                  ___________ [Specify date(s).  If a single
                                  Entry Date is entered, the minimum age in
                                  Part III.B cannot exceed 20-1/2 and the
                                  maximum waiting period in Part III.B cannot exceed 1/2 year.]

IV.      VESTING.

         A.      Death, Disability or Retirement.   [See Section 8.1(b).]

                 1.       [X]     STANDARD:  A Participant's Employer Account
                                  and Matching Account will be 100% vested if, while an Employee, that Participant dies, becomes Disabled, or reaches Normal
                                  Retirement Age or, if applicable, Early
                                  Retirement Age.

                 2.       [ ]     A Participant's Employer Account and Matching
                                  Account will be 100% vested if, while an Employee, that Participant reaches Normal
                                  Retirement Age or if the Participant
                                  satisfies the following condition: [Check one or more only if desired.]

                          a.      [ ]      dies while an Employee
                          b.      [ ]      becomes Disabled while an Employee
                          c.      [ ]      reaches Early Retirement Age while
                                           an Employee.

         B. General Vesting Schedule. [See Section 8.1 and Section 14.3(c). Generally, the vesting schedule under this Plan must be at least as favorable at the completion of each year as the vesting schedule under the Pre-Existing Plan. The Top-Heavy Vesting Schedule selected in Part XI.A will apply for all Plan Years in which the Plan is a Top-Heavy Plan. See Section 12.4.]

                 1. Matching Account. [Check one. "Full and Immediate Vesting" must be selected if the 2-year requirement for Matching Contributions is selected in Part VII.A.2.b.5.]

                          a.      [X]      STANDARD:  Full and Immediate
                                           Vesting.  100% at all times.
                          b.      [ ]      Cliff Vesting.  100% after
                                           completion of ___ Years of Service
                                           [not to exceed 5].
                          c.      [ ]      Graded Vesting.

                                  Years of Service        Nonforfeitable Percentage
                                  ----------------        -------------------------
                                    Less than 1              ____%
                                    1                        ____%
                                    2                        ____%
                                    3                        ____% [at least 20%]
                                    4                        ____% [at least 40%]
                                    5                        ____% [at least 60%]
                                    6                        ____% [at least 80%]
                                    7 or more                100%

                          d.      [ ]      Top-Heavy.  The Top-Heavy Vesting
                                           Schedule in Part XI.A will apply for
                                           all Plan Years.

                 2. Employer Account. [Check one. "Full and Immediate Vesting" must be selected if the 2-year requirement for Employer Contributions is selected in Part VII.D.2.b.5.]

                          a.      [ ]      STANDARD:  Full and Immediate
                                           Vesting.  100% at all times.
                          b.      [ ]      Cliff Vesting.  100% after
                                           completion of ___ Years of Service
                                           [not to exceed 5].
                          c.      [X]      Graded Vesting.

                                        Years of Service             Nonforfeitable Percentage
                                        ----------------             -------------------------
                                        Less than 1                          0%
                                        1                                    0%
                                        2                                   20%
                                        3                                   40% [at least 20%]
                                        4                                   60% [at least 40%]
                                        5                                   80% [at least 60%]
                                        6                                  100% [at least 80%]
                                        7 or more                          100%

                          d.      [ ]      Top-Heavy.  The Top-Heavy Vesting
                                           Schedule in Part XI.A will apply for
                                           all Plan Years.

         C.      Normal Retirement Age:  [Check one.  See Section 2.43 and
                 Part XIII.B.]

                 1.       [X]     STANDARD:   age 65
                 2.       [ ]     age ____ [not to exceed 65]
                 3.       [ ]     the later of age ____ [not to exceed 65] or
                                  the ____ [not to exceed 5th] anniversary of the date on which the Participant commenced participation in the Plan.

         D. Early Retirement Age: [The designation of an Early Retirement Age may accelerate vesting and distribution. Early Retirement Age cannot exceed Normal Retirement Age. Check one. See
                 Section 2.13 and Section 9.1.]

                 1.       [ ]     STANDARD:   No Early Retirement Age.
                 2.       [ ]     age ____

                 3.       [X]     the later of age 55 or the completion of
                                  10 Years of Service (vesting purposes).

V.       SERVICE FOR PARTICIPATION AND VESTING.

         A.      Method for Crediting Service.   [Check one.  See Section 3.]

                 1.       [X]     STANDARD: "Hour of Service" method.  [See
                          Section 3.1.]

                          a. Crediting Hours. Hours will be credited during each Computation Period [Check one. See Section 3.1(c).]

                                  (1)   [X]   STANDARD:  by maintaining
                                              records of the actual hours
                                              worked.  [See Section
                                              3.1(c)(2)(i).]
                                  (2)   [ ]   by using the following
                                              equivalency [Check one.  See
                                              Section 3.1(c)(2)(ii).]

                                              [ ]   10 Hours of Service for each
                                                    day.
                                              [ ]   45 Hours of Service for each
                                                    week.
                                              [ ]   95 Hours of Service for each
                                                    semi-monthly payroll period.
                                              [ ]   190 Hours of Service for
                                                    each month.

                          b. Vesting Computation Period. The Computation Period for vesting purposes will be [Check one. See Section 3.1(b)(2).]

                                  (1)   [X]   STANDARD:  the Plan Year
                                  (2)   [ ]   the 12 month period
                                              beginning on the
                                              Participant's hire date and
                                              each anniversary of that hire
                                              date.

                          c. Participation Computation Period. The initial Computation Period for participation purposes will be the 12 month period beginning the Participant's hire date. Each subsequent Computation Period after the initial 12 months of employment will be [Check one. See Section 3.1(b)(3).]

                                  (1)   [X]   STANDARD:  Plan Years beginning
                                              after the Participant hire date.

                                  (2)      [ ]    subsequent 12 month periods
                                                  beginning on the
                                                  anniversaries of the
                                                  Participant's hire date.

                          d. Year of Service for Vesting. For vesting purposes, an Employee will be credited with a Year of Service if, during a Computation Period the Employee completes at least [Check one. See Section 3.1(d).]

                                  (1)      [X]     STANDARD:  1,000 Hours of
                                                   Service.
                                  (2)      [ ]     _____ [not more than 1,000]
                                                   Hours of Service.

                          e. Year of Service for Participation. For participation purposes, an Employee will be
                                  credited with a Year of Service   [Check one.
                                  See Section 3.1(b)(3) and Section 3.1(d).]

                                  (1)      [ ]    STANDARD:  at the end of the
                                                  Computation Period in which
                                                  the Employee completes at
                                                  least 1,000 Hours of Service.
                                  (2)      [ ]    on the date on which the
                                                  Employee completes at least
                                                  ___ [not more than 1,000]
                                                  Hours of Service.
                                  (3)      [X]    at the end of the
                                                  Computation Period on which
                                                  the Employee completes at
                                                  least 1 [not more than
                                                  1,000 Hours of Service.]

                                  Notwithstanding the foregoing, if a partial
                                  Year of Service is selected in Part III.B, no minimum number of Hours of Service will be required.

                 2.       [ ]     "Elapsed Time" method.   [See Section 3.2.]

                                  For purposes of determining whether a
                                  Participant is entitled to an allocation of contributions or forfeitures, the Participant will be deemed to have completed more than 500 Hours of Service in a Plan Year if the Participant completes the following period of employment in the Plan Year: [Check one.
                                  See Section 2.2(d) and Part VII.]

                          a.      [ ]      STANDARD:  more than 91 consecutive
                                           calendar days.
                          b.      [ ]      more than 3 consecutive months.

         B.      Special Rules.

                 1. Vesting Service Exclusions. [See Section 3.8.] In addition to any service that is disregarded under the Break in Service rules described below and in Section 3.7(c), the following service will be excluded for vesting purposes:

                          a.      [X]      STANDARD:  No other exclusions.
                          b.      [ ]      Years of Service before age 18.
                          c.      [ ]      Years of Service before the Employer
                                           or an Affiliate maintained this Plan
                                           or a predecessor plan.
                          d.      [ ]      Years of Service during a period for
                                           which the Employee made no mandatory
                                           contributions under a Pre-Existing
                                           Plan.

                 2. Predecessor Employer Service (Vesting and Participation). Generally, unless the Employer maintains the plan of a predecessor employer (for example, an acquired company), service for a predecessor employer will not be credited as service under this Plan. [Check and attach appropriate addendum only if desired. See Section 3.4.]

                          [X] Service credit will be given under this Plan for certain predecessor employers for participation and/or vesting purposes to the extent provided in Addendum V.B.2.

                 3.       Break in Service Rules.  [See Section 3.7 and
                          Section 8.2.] Generally, all service completed before a Break in Service will be credited upon reemployment. Certain service may be excluded under the following rules:

                          a.      [X]      STANDARD:  No exclusions.  [See
                                           Section 3.7(a).]
                          b.      [ ]      "One Year Hold Out Rule."  [See
                                           Section 3.7(b)(1).]  This rule,
                                           generally, requires rehired
                                           Employees to complete a Year of
                                           Service before prior vesting and
                                           participation service is restored.
                          c.      [ ]      "Rule of Parity".  [See Section
                                           3.7(b)(3).]  This rule, generally
                                           disregards vesting and participation
                                           service completed before 5
                                           uninterrupted Breaks in Service.
                          d.      [ ]      "Alternative Maternity/Paternity
                                           Rule."  [Not applicable if "Elapsed
                                           Time" is selected.  See Section
                                           3.7(b)(4).]  This rule, generally,
                                           increases the number of Breaks in
                                           Service from 5
                                           to 6 for all Employees in lieu of
                                           crediting service for
                                           maternity/paternity leave.
                          e.      [ ]      Alternative to "Buy Back Rule".
                                           [See Section 8.2(b).]  This rule,
                                           generally, does not require former
                                           participants (less than 100% vested)
                                           to pay back previous distributions
                                           upon reemployment (vesting only).  A
                                           rehired Participant's vested
                                           interest in restored amounts will be
                                           determined under: [Check one.  See
                                           Section 8.2(a), Section 8.2(b) and
                                           Section 8.2(c).]

                                  (1)      [ ]  STANDARD:  Formula A
                                  (2)      [ ]  Formula B

VI.      EMPLOYEE CONTRIBUTIONS.

         A. Elective Deferrals. Elective Deferrals [See Section 5.3(f). Check one.]

                 1.       [X]     STANDARD: will be allowed.  [Complete formula
                                  below; enter "N/A" if not applicable.]

                           a. Minimum Amount. Not less than 1% of a Participant's Compensation or $ N/A.

                           b. Maximum Amount. For Plan Years ending on and before _________, not more than N/A% of a Participant's Compensation or $ N/A, and for each Plan Year thereafter not more than N/A% of a Participant's Compensation or $ N/A.


                 2.       [ ]     will not be allowed.

         B. Employee Contributions. Employee Contributions [See Section 5.3(g). Check one.]

                 1.       [X]     STANDARD:  will not be allowed.
                 2.       [ ]     will be allowed.  [Complete formula below;
                                  enter "N/A" if not applicable.]

                          a. Minimum Amount. Not less than _____% of a Participant's Compensation or $_____.
                          b. Maximum Amount. For Plan Years ending on and before ________, not more than _____% of a Participant's Compensation or $_____, and for each Plan Year thereafter, not more than _____% of a Participant's Compensation or $_____.


         C.      Election Rules.  [Check one.  See Section 5.3(h).]

                 1.       [ ]     STANDARD:  If a Participant does not elect to
                                  begin Elective Deferrals or Employee
                                  Contributions on the Participant's Entry
                                  Date, the Participant may elect to begin such
                                  contributions as of any following pay date.
                                  A Participant's election can be revised
                                  (prospectively only) as of any pay date.  A
                                  Participant who terminates contributions may
                                  elect to resume contributions prospectively
                                  as of any pay date.
                 2.       [X]     Alternatives to Standard:  A Participant's
                                  elections may be made as follows: (Must include at least one day in each calendar year.)

                          a.      [X]      Commencement.  [See Section
                                           5.3(h)(2).] effective only as of any
                                           1/1 4/1, 7/1, 10/1  following the
                                           Participant's Entry Date.
                          b.      [X]      Revision.  [See Section 5.3(h)(3).]
                                           effective only as of any following
                                           1/1, 4/1, 7/1, 10/1.
                          c.      [X]      Resumption.  [See Section
                                           5.3(h)(5).] effective only as of any
                                           following  1/1, 4/1, 7/1, 10/1.

         D.      Rollover Contributions.  Rollover contributions [Check one. See
                 Section 5.5.]

                 1.       [X]     STANDARD:  will be allowed and may be made by
                          [Check one.]

                          a.      [X]      STANDARD:  any Eligible Employee.
                          b.      [ ]      any Eligible Employee who is a
                                           Participant.

                 2.       [ ]     will not be allowed.

         E.      Limitations on Elective Deferrals.

                 1. Claims. Claims for a refund of Excess Elective Deferrals must be made no later than [See Section 7.3(f). Check one.]

                          a.      [X]      STANDARD:  March 1.
                          b.      [ ]      ____________ [no earlier than March
                                           1 and no later than April 15.]

                 2. Deemed Claims. Corrections of Excess Elective Deferrals will be made [See Section 7.3(f)(2). Check one.]

                          a.      [X]      STANDARD:  from this Plan.
                          b.      [ ]      from the following plan(s):
                                            ________________.

                 3. "Gap Period" Income. The income or loss allocable to the "gap period" [Check one. See Section 7.3(e),
                          Section  7.4(d)(2) and Section  7.5(d)(2).]

                          a.      [X]      STANDARD:  shall not be distributed.
                          b.      [ ]      shall be distributed.

                 4. Highly Compensated Employees. The following special rules in the temporary Code Section 414(q) regulations and in Code Section 414(q)(12) will apply: [Check one. See Section 7.4(a)(5)(v).]

                          a.      [X]      STANDARD:  no special rules.
                          b.      [ ]      The special rules set forth in
                                           Addendum V.E.3.

                 5. Recharacterization. Recharacterization of Excess Contributions as Employee Contributions [See Section 7.4(e). Check one.]

                          a.      [X]      STANDARD: will not be allowed.
                          b.      [ ]      [Do not check this option 2 if
                                           Employee Contributions are not
                                           allowed in Part VI.B.] will be
                                           allowed.

VII.     EMPLOYER CONTRIBUTIONS.

         A.      Matching Contributions.  [See Section 5.3(b) and Part VII.F.]

                 1.       Formula.  [Check one.]

                          a.      [ ]      STANDARD:  No Matching Contributions
                                           will be made.
                          b.      [X]      Matching Contributions will be made
                                           on account of: [Check one or both.]

                                           [X]     Elective Deferrals
                                           [ ]     Employee Contributions
                                        under the following formula: [Check and complete one. Enter "N/A" if not applicable. The formula specified and completed must not provide a higher rate of Matching Contributions for
                                        Participants who make a higher amount of contributions.]

                                        [ ]       _____% of the Participant's
                                                  contributions which do not
                                                  exceed $_____ or _____% of
                                                  the Participant's
                                                  Compensation plus _____% of
                                                  the Participant's
                                                  contributions which exceed
                                                  $_____ or _____%, but
                                                  contributions in excess of
                                                  $_____ or _____% of the
                                                  Participant's Compensation
                                                  will not be matched.
                                        [ ]       such percentage of the
                                                  Participant's contributions
                                                  as determined by the Employer
                                                  in its discretion for each
                                                  Plan Year.
                                        [X]       in an amount equal to 25% of
                                                  the first 6% deferred.

                  2. Eligible Participant. The Matching Contribution for any Allocation Date will be made only for each Participant who makes Elective Deferrals or Employee Contributions, as applicable, during the period ending on the Allocation Date and who satisfies all of the following requirements: [Check one.]

                          a.      [X]      STANDARD:  no additional
                                           requirements.
                          b.      [ ]      Alternative:  [Check one or more.]

                                  (1)      [ ]    the Participant is employed
                                                  (or on an authorized leave of
                                                  absence) on the Allocation
                                                  Date.
                                  (2)      [ ]    the Participant is credited
                                                  with at least 1,000 Hours of
                                                  Service in the Plan Year
                                                  ending on such Allocation
                                                  Date [Do not check if
                                                  "Elapsed Time" is selected or
                                                  Allocation Date is not
                                                  Standard Option.]
                                  (3)      [ ]    the Participant is a
                                                  Nonhighly Compensated
                                                  Employee.
                                  (4)      [ ]    the Participant is not
                                                  employed as of the last day
                                                  of the Plan Year but is
                                                  credited with more than 500
                                                  Hours of Service in the Plan
                                                  Year.  [Do not check if
                                                  Allocation Date is not
                                                  Standard Option.  Special
                                                  Hour of Service equivalencies
                                                  apply if "Elapsed Time" is
                                                  selected.  See Part V.A.2.]

                                  (5)      [ ]    the Participant is credited
                                                  with at least 2 Years of
                                                  Service (for participation
                                                  purposes) on such Allocation
                                                  Date.
                                  (6)      [ ]    notwithstanding anything to
                                                  the contrary in clause (1),
                                                  (2) or (4) of this Part
                                                  VII.A.2.b., a Participant who
                                                  died, retired or became
                                                  disabled during the period
                                                  ending on the Allocation Date
                                                  will be eligible  [Check
                                                  one.]

                                                  [ ]    without regard to the
                                                         number of Hours of
                                                         Service.
                                                  [ ]    only if he completes
                                                         the Hours of Service
                                                         specified in clause (2)
                                                         or (4), as applicable.
                                                         [Do not check if
                                                         Allocation Date is not
                                                         Standard Option.]

                 3. Allocation Date. Matching Contributions will be made and allocated as of [Check one.]

                          a.      [ ]      STANDARD:  the last day of each Plan
                                           Year.
                          b.      [X]      each pay period.

                 4. Forfeitures. Forfeitures attributable to Matching Accounts [Check one. See Section 6.3(c)(2)(ii).]

                          a.      [X]      STANDARD: will be applied to reduce
                                           Matching Contributions as of the
                                           Allocation Date: [Check one.  See
                                           Section  8.2(e).]

                                  (1)      [X]    STANDARD:  which immediately
                                                  follows the date the
                                                  Forfeiture occurs.
                                  (2)      [ ]    which immediately follows
                                                  the last day of the Plan Year
                                                  in which the Forfeiture
                                                  occurs.

                          b.      [ ]      will be reallocated to Active
                                           Participants as of the last day of
                                           each Plan Year.  [Complete Part
                                           VII.D.2. to specify who is an Active
                                           Participant for this purpose.]

                          c.      [ ]      will be allocated in accordance with
                                           the formula set forth in Addendum
                                           VII.A.4.c.  [The addendum should
                                           describe Allocation Date, eligible
                                           Participants and allocation
                                           formula.]

         B.      Qualified Matching Contributions.  [See Section  5.3(c) and
                 Part VII.F.]

                 1.       Formula.  [Check one.]

                          a.      [ ]      STANDARD:  No Qualified Matching
                                           Contributions will be made.
                          b.      [X]      Qualified Matching Contributions
                                           will be made on account of:  [Check
                                           one or both.]

                                           [X]  Elective Deferrals
                                           [ ]  Employee Contributions

                                           under the following formula:  [Check
                                           and complete one.  Enter "N/A" if
                                           not applicable.  The formula
                                           specified and completed must not
                                           provide a higher rate of Qualified
                                           Matching Contributions for
                                           Participants who make a higher
                                           amount of contributions.]

                                           [ ]     _____% of the Participant's
                                                  contributions which do not
                                                  exceed $_____ or _____% of
                                                  the Participant's
                                                  Compensation plus _____% of
                                                  the Participant's
                                                  contributions which exceed
                                                  $_____ or _____%, but
                                                  contributions in excess of
                                                  $_____ or _____% of the
                                                  Participant's Compensation
                                                  will not be matched.
                                           [X]    such percentage of the
                                                  Participant's contributions
                                                  as determined by the Employer
                                                  in its discretion for each
                                                  Plan Year.
                                           [ ]    in an amount equal to
                                                  _________________________.

                 2. Eligible Participant. The Qualified Matching Contribution for any Allocation Date will be made only for each Participant who makes Elective Deferrals or Employee Contributions, as applicable, during the period ending on the Allocation Date and who satisfies all of the following requirements:
                          [Check one.]

                          a.      [ ]      STANDARD:  no additional
                                           requirements.
                          b.      [X]      Alternative:  [Check one or more.]

                                  (1)      [ ]    the Participant is employed
                                                  (or on an authorized leave of
                                                  absence) on the Allocation
                                                  Date.
                                  (2)      [ ]    the Participant is credited
                                                  with at least 1,000 hours of
                                                  Service in the Plan Year
                                                  ending on such Allocation
                                                  Date. [Do not check if
                                                  "Elapsed Time" is selected or
                                                  Allocation Date is not
                                                  Standard Option.]
                                  (3)      [X]    the Participant is a
                                                  Nonhighly Compensated
                                                  Employee.
                                  (4)      [ ]    the Participant is not
                                                  employed as of the last day
                                                  of the Plan Year but is
                                                  credited with more than 500
                                                  Hours of Service in the Plan
                                                  Year.  [Do not check if
                                                  Allocation Date is not
                                                  Standard Option.  Special
                                                  Hour of Service equivalencies
                                                  apply if "Elapsed Time" is
                                                  selected.  See Part V.A.2.]
                                  (5)      [ ]    the Participant is credited
                                                  with at least 2 Years of
                                                  Service (for participation
                                                  purposes) on such Allocation
                                                  Date.
                                  (6)      [ ]    notwithstanding anything to
                                                  the contrary in clause (1),
                                                  (2) or (4) of this Part
                                                  VII.B.2.b, a Participant who
                                                  died, retired or became
                                                  disabled during the period
                                                  ending on the Allocation Date
                                                  will be eligible [Check one.]

                                                  [ ]    without regard to the
                                                         number of Hours of
                                                         Service.
                                                  [ ]    only if he completes
                                                         the Hours of Service
                                                         specified in clause (2)
                                                         or (4), as applicable.
                                                         [Do not check if
                                                         Allocation Date is not
                                                         Standard Option.]

                 3. Allocation Date. Qualified Matching Contributions will be made and allocated as of [Check one.]

                          a.      [ ]      STANDARD:  the last day of each Plan
                                           Year.
                          b.      [X]      each pay period.

         C.      Qualified Nonelective Contributions.  [See Section 5.3(d) and
                 Part VII.F.]

                 1. Formula. In addition to the Qualified Nonelective Contributions which may be made for Nonhighly Compensated Employees to satisfy the ADP or ACP limits, [Check one.]

                          a.      [X]      STANDARD: no additional Qualified
                                           Nonelective Contributions will be
                                           made.
                          b.      [ ]      additional Qualified Nonelective
                                           Contributions will be made in an
                                           amount equal to______________________
                                           _____________________________________
                                           _____________________________________

                 2. Eligible Participant. The Additional Qualified Nonelective Contribution described in this Part VII.C for any Allocation Date will be made only for each Participant who is an Eligible Employee at any time during the period ending on the Allocation Date and who satisfies all of the following requirements:
                          [Check one.]

                          a.      [ ]      STANDARD:  no additional
                                           requirements.
                          b.      [ ]      Alternative:  [Check one or more.]

                                  (1)      [ ]    the Participant is employed
                                                  (or on an authorized leave of
                                                  absence) on the Allocation
                                                  Date.
                                  (2)      [ ]    the Participant is credited
                                                  with at least 1,000 Hours of
                                                  Service in the Plan Year
                                                  ending on such Allocation
                                                  Date.  [Do not check if
                                                  "Elapsed Time" is selected or
                                                  Allocation Date is not
                                                  Standard Option.]
                                  (3)      [ ]    the Participant is a
                                                  Nonhighly Compensated
                                                  Employee.
                                  (4)      [ ]    the Participant is not
                                                  employed as of the last day
                                                  of the Plan Year but is
                                                  credited with more than 500
                                                  Hours of Service in the Plan
                                                  Year.  [Do not check if
                                                  Allocation Date is not
                                                  Standard Option.  Special
                                                  Hour
                                                  of Service equivalencies
                                                  apply if "Elapsed Time" is
                                                  selected.   See Part V.A.2.]
                                  (5)      [ ]    the Participant is credited
                                                  with at least 2 Years of
                                                  Service (for participation
                                                  purposes) on such Allocation
                                                  Date.
                                  (6)      [ ]    notwithstanding anything to
                                                  the contrary in clause (1),
                                                  (2) or (4) of this Part
                                                  VII.C.2.b., a Participant who
                                                  died, retired or became
                                                  disabled during the period
                                                  ending on the Allocation Date
                                                  will be eligible  [Check
                                                  one.]

                                                  [ ]    regard to the number of
                                                         Hours of Service.
                                                  [ ]    only if he completes
                                                         the Hours of Service
                                                         specified in clause (2)
                                                         or (4), as applicable.
                                                         [Do not check if
                                                         Allocation Date is not
                                                         Standard Option.]

                 3. Allocation Date. The Qualified Nonelective Contributions described in this Part VII.C will be made and allocated as of [Check one.]

                          a.      [ ]      STANDARD:  the last day of each Plan
                                           Year.
                          b.      [ ]      each________________________________.

         D.      Discretionary Employer Contributions.

                 1. Allocation Formula. The discretionary Employer Contributions will be allocated among Active Participants as follows: [Check one. See Section 5.3(e), Section 6.3(a), Section 6.3(c)(4) and Part VII.F. Do not select an integrated formula for Plan Years beginning on and after the Final Compliance Date if the Employer also maintains another integrated plan for such Plan Year.]

                          a.      [X]       STANDARD:  Nonintegrated.  [See
                                            Section 6.3(a)(1) and Section
                                            6.3(c)(4)(i)(A).]

                          b. Integrated. [See Section 6.3(a)(2), Section 6.3(c)(4)(i)(B) and Section 12.3(h).]

                                  (1) Integration Percentage. [Check one. If the Integration Level is less than the Taxable Wage Base, the Maximum Disparity Rate must be reduced. See Section 2.39.]

                                           [ ]     STANDARD:  the Maximum
                                                   Disparity Rate.
                                           [ ]     ____% [not to exceed the
                                                   Maximum Disparity Rate.]

                                  (2)      Integration Level.  [Check one.  See
                                           Section 2.35.]

                                           [ ]     STANDARD:  the Taxable Wage
                                                   Base.
                                           [ ]     $______ or ___% of the
                                                   Taxable Wage Base [not to
                                                   exceed the Taxable Wage
                                                   Base.]

                 2. Active Participant. The discretionary Employer Contributions and Forfeitures, if applicable, will only be allocated to: [Check one. See Section 2.2,
                          Section 5.3(e) and Part VII.E.]

                          a.      [X]      STANDARD:  each Participant who is
                                           an Eligible Employee at any time
                                           during the Plan Year and (1) who is
                                           employed (or on an authorized leave
                                           of absence) on the last day of the
                                           Plan Year and (if the "Hours of
                                           Service" method is selected) who is
                                           credited with more than 1,000 Hours
                                           of Service during the Plan Year or
                                           (2) who terminated employment during
                                           the Plan Year due to death,
                                           disability or retirement.

                          b.      [ ]      Alternatives to standard:  [Check
                                           one or more.]

                                  (1)      [ ]     The last day employment
                                                   requirement will not apply.
                                  (2)      [ ]     The 1,000 hours requirement
                                                   will not apply.
                                  (3)      [ ]     The exceptions for death,
                                                   disability and retirement
                                                   will not apply.
                                  (4)      [ ]     Each Participant who is not
                                                   employed on the last day of
                                                   the Plan Year but is credited
                                                   with more than 500 Hours of
                                                   Service during the Plan Year
                                                   will be an Active
                                                   Participant. [Special
                                                   equivalencies apply if
                                                   "Elapsed Time" is selected.
                                                   See Part V.A.2.]

                                  (5)      [ ]    The Participant must also be
                                                  credited with at least 2
                                                  Years of Service on the last
                                                  day of the Plan Year.

                 3. Forfeitures. Forfeitures attributable to Employer Accounts [Check one. See Section 5.3(i) and
                          Section 6.3(c)(4)(ii).]

                          a.      [X]      STANDARD:  will be reallocated to
                                           Active Participants as of the last
                                           day of each Plan Year in the same
                                           manner as Employer Contributions.
                          b.      [ ]      will be applied to reduce Matching
                                           Contributions, Qualified Matching
                                           Contributions and/or Qualified
                                           Nonelective Contributions.
                          c.      [ ]      will be allocated in accordance with
                                           the formula set forth in Addendum
                                           VII.D.3.c.  [The addendum should
                                           describe Allocation Date, eligible
                                           Participants and allocation
                                           formula.]

         E.      Net Profits.

                 1.       General.  [Check one.  See Section 5.3(a).]

                          a.      [ ]      STANDARD:  All Employer
                                           contributions other than Elective
                                           Deferrals will be made out of Net
                                           Profits.
                          b.      [X]      Alternatives to Standard:  In
                                           addition to Elective Deferrals, the
                                           following contributions will be made
                                           without regard to Net Profits:
                                           [Check one or more.]

                                           (1)     [X]    Matching Contributions
                                           (2)     [X]    Qualified Matching
                                                          Contributions
                                           (3)     [ ]    Qualified Nonelective
                                                          Contributions
                                           (4)     [X]    Discretionary Employer
                                                          Contributions

                 2. Definition. For this purpose, Net Profits will be as defined [Check one. See Section 2.41.]

                          a.      [X]      STANDARD:  in Section 2.41(a).
                          b.      [ ]      in the attached Addendum VII.E.2.

         F. Minimum Allocations. Each Active Participant (determined without regard to the Participant's completed Hours of Service) who is not a Key Employee, generally, will receive the minimum top-heavy allocation if the Plan is top-heavy. [See Section 6.3(e) and Section 12.] Requiring a Participant to complete a minimum number of hours or to be employed on the last day of a period may result in a failure to satisfy the nondiscrimination rules, minimum coverage rules and minimum participation rules. [See Section 2.2 and
                          Section 2.19.]

VIII. COMPENSATION. Compensation for any Plan Year generally means total compensation (not to exceed $200,000 indexed for inflation after 1989) actually paid to a Participant during such Plan Year (unless another determination period is selected). [See Section 2.10.]

         A.      Basic Definition:  Total compensation means:  [Check one.  See
                 Section  2.10(a).]

                 1.       [ ]     STANDARD:  wages, tips and other compensation
                                  reportable on Form W-2.  [See Section
                                  2.10(a)(1).]
                 2.       [ ]     wages subject to federal income tax
                                  withholding. [See Section 2.10(a)(2)(i).]
                 3.       [ ]     general Code Section 415 compensation.  [See
                                  Section 2.10(a)(2)(ii) and Section
                                  7.2(a)(2)(ii)(B).]
                 4.       [X]     regular or base salary or wages, including
                                  [This option may not be selected if the
                                  integrated formula is selected in Part
                                  VII.D.1.b.   Check one or more only if
                                  desired.]

                                  a.       [X]     overtime
                                  b.       [ ]     bonuses
                                  c.       [X]     commissions
                                  d.       [ ]     other: _____________

                 Reimbursements or other expense allowances, fringe benefits (cash and noncash) moving expenses, deferred compensation and welfare benefits (even if includible in gross income): [Check one. See Section 2.10(a)(2)(iv).]

                 [X]      STANDARD:   will
                 [ ]      will not

                 be included in Compensation as determined in accordance with the definition selected above.

                 B.       Determination Period:  [Check one.  See Section
                          2.10(d).]

                          1.       [X]     STANDARD:  the Plan Year.
                          2.       [ ]     the calendar year ending in the Plan
                                           Year.
                          3.       [ ]     a period beginning each ___________
                                           [Enter the day and month the period
                                           begins.  The determination period
                                           must end with or within the Plan
                                           Year, must be at least 12 consecutive
                                           months in duration and must apply
                                           uniformly to all Employees in the
                                           Plan.]

                C. Salary Reductions. Participant salary reduction contributions (for example, Section 401(k) or flexible benefit plan contributions) [Check one. See Section 2.10(f).]

                        1.       [X]     STANDARD:  will
                        2.       [ ]     will not

                        be included in total compensation.

                D.      Special Rules.  [Complete only if desired.  See Section
                        2.10(g).]

                1.      [X]     Compensation for periods ending before the Entry
                                Date on which an Eligible Employee becomes a Participant will be excluded. [See Section
                                2.10(g)(1).]

                2.      [ ]     If this is an amendment to a Pre-Existing Plan,
                                the definition of Compensation will be effective
                                as of _____________ [No later than the first day
                                of the first Plan Year after this Plan is
                                adopted.  See Section 2.10(g)(2). The definition
                                in the Pre-Existing Plan will continue to apply
                                until that date.]
                3.      [ ]     Compensation for any Plan Year in excess of
                                $______ will be excluded [See Section
                                2.10(g)(3).]

                4.      [ ]     The following shall be excluded when determining
                                Compensation of Highly Compensated
                                Employee:______________________. [See Section
                                2.10(g)(4).]

         IX.     DISTRIBUTIONS.

         A. Timing. Vested Plan benefits, generally, will be distributed as follows: [Check one. See Section 9.1(a).]

                 1.       [X]     STANDARD:  as soon as practical after the
                                  Participant separates from service subject to
                                  the Participant's consent, if required.
                 2.       [ ]     no earlier than the Participant's Normal
                                  Retirement Age, Early Retirement Age or
                                  Disability, whichever is earlier.

         B. Elections to Defer. A Participant whose Account is more than $3500 may elect that distribution of vested Plan benefits be deferred until: [Check one. See Section 9.1(e).]

                 1.       [ ]     STANDARD:  the Participant's Required
                                  Beginning Date (generally age 70 1/2).
                 2.       [X]     the later of the Participant's Normal
                                  Retirement Age or age 62.

         C.      In-Service Distributions.  [See Section  9.2(b).]

                 1. Elective Deferral Accounts. In-service distributions from Elective Deferral Accounts will be allowed as follows: [Check applicable box(es).]

                          a.      [ ]      STANDARD:  no distributions before
                                           separation from service.
                          b.      [X]      on or after age 59 1/2.  [See
                                           Section  9.2(b)(4).]
                          c.      [X]      for the following financial
                                           hardship(s):  [See Section
                                           9.2(b)(3).  Check one or more.]

                                  (1)      [X]     medical expenses [See
                                                   Section  9.2(b)(3)(ii)(A).]
                                  (2)      [X]     purchase of principal
                                                   residence [See Section
                                                   9.2(b)(3)(ii)(B).]
                                  (3)      [X]     tuition [See Section
                                                   9.2(b)(3)(ii)(C).]
                                  (4)      [X]     foreclosure or eviction [See
                                                   Section  9.2(b)(3)(ii)(D).]
                                  (5)      [X]     other IRS "deemed" financial
                                                   hardship [See Section
                                                   9.2(b)(3)(ii)(E).]

                 2. Matching Accounts. In-service distributions from Matching Accounts will be allowed as follows: [Check applicable box(es).]

                          a.      [ ]      STANDARD:  no distributions before
                                           separation from service.
                          b.      [X]      on or after age 59 1/2.
                          c.      [ ]      after the __________ anniversary of
                                           Plan participation.
                          d.      [ ]      for a financial hardship under the
                                           safe harbor tests.  [See Section
                                           9.2(b)(3).]
                          e.      [ ]      in accordance with the rules set
                                           forth in Addendum IX.C.2. [See
                                           Section 9.2(b)(5).  The addendum
                                           should describe nondiscriminatory
                                           objective standards for an
                                           in-service distribution after a
                                           fixed number of years or upon the
                                           prior occurrence of some event such
                                           as layoff, illness or hardship.]

                 3. Employer Accounts. In-service distributions from Employer Accounts will be allowed as follows: [Check applicable box(es).]

                          a.      [ ]      STANDARD:  no distributions before
                                           separation from service.
                          b.      [X]      on or after age 59 1/2.
                          c.      [ ]      after the __________ anniversary of
                                           Plan participation.
                          d.      [ ]      for a financial hardship under the
                                           safe harbor tests.  [See Section
                                           9.2(b)(3).]
                          e.      [ ]      in accordance with the rules set
                                           forth in Addendum IX.C.3.  [See
                                           Section 9.2(b)(5).  The addendum
                                           should describe nondiscriminatory
                                           objective standards for an
                                           in-service distribution after a
                                           fixed number of years or upon the
                                           prior occurrence of some event such
                                           as layoff, illness or hardship.]

                 4. Qualified Nonelective and Qualified Matching Accounts. In-service distributions from Qualified Nonelective and Qualified Matching Accounts will be allowed as follows: [Check applicable box(es).]

                          a.      [ ]      STANDARD:  no distributions before
                                           separation from service.
                          b.      [X]      on or after age 59 1/2.
                          c.      [ ]      for financial hardship (pre-89
                                           amounts only).  [See Section
                                           9.2(b)(3).]

                 5. Employee Accounts. Withdrawals from Employee Accounts [See Section 9.2(d). Check one.]

                          a.      [ ]      STANDARD:  will be allowed.
                          b.      [X]      will not be allowed.

         D.      Joint and Survivor Annuity Rules.  [Check one.  See Section
                 10.]

                 1.       [ ]     STANDARD:  The entire vested balance will be
                                  paid (a) to married Participants as a 50% joint and survivor annuity, (b) to single
                                  Participants as a 100% life annuity and (c) to the surviving Spouse of a married
                                  Participant who dies before retirement as a 100% preretirement survivor annuity.

                 2.       [ ]     The entire vested balance will be paid under
                                  the standard joint and survivor annuity rules except the percentages will be: [Percentages must be not less than 50% nor more than 100%.]

                          a. Qualified Joint and Survivor Annuity: ____% [See Section 10.1(f).]
                          b.      Qualified Preretirement Survivor Annuity:
                                   ____% [See Section  10.1(g).]

                 3.       [X]     The standard joint and survivor annuity rules
                                  will not apply. [Check only if the safe harbor rule described in Section 10.5 will be satisfied. This option generally is not available if this Plan or a Pre-Existing Plan provides annuities and separate accounts are not maintained for such pre-Existing Plan balances. Under this option, the entire vested balance eligible for the safe harbor will be paid to the surviving Spouse of a married Participant who dies before retirement. See Section 10.5.]

         E. Optional Distribution Forms. [See Section 10.6(c).] In addition to single sum distributions in cash, Participants may also request:

                 1.       [X]     Installments [See Section  10.6(c)(2)(ii).]
                 2.       [ ]     Annuity contracts [See Section
                                  10.6(c)(2)(iii).]
                 3.       [ ]     The optional forms or in kind distributions
                                  offered under a Pre-Existing Plan as
                                  described in Addendum XIII.A.
                 4.       [ ]     Single sum distributions in kind  [See
                                  Section  10.6(e).]

X.       INVESTMENT PROVISIONS.

         A. Individually Directed Investments. An individual's direction of the investment of that individual's Account [Check one. See Section 13.2.]

                 1.       [ ]     STANDARD:  will not be allowed
                 2.       [X]     will be allowed and will apply:  [Check one.]

                          a.      [X]      STANDARD:  to the entire Account
                          b.      [ ]      only to the following:_______________

         B.      Participant Loans.  Participant loans [Check one.  See Section
                 13.3.]

                 1.       [ ]     STANDARD:  will not be allowed.
                 2.       [X]     will be allowed.

                          a. Accounting. Loans will be treated as an asset of [See Section 13.3(e). Check one.]

                                  (1)      [X]    STANDARD:  the Participant's
                                                  Account.
                                  (2)      [ ]    the Fund.

                          b. Amounts. The $10,000 exception for loans in excess of 50% of Account value [Check one. See Section 13.3(f)(2).]

                                  (1)      [X]    STANDARD:  shall not apply.
                                  (2)      [ ]    shall apply.  [Note:  Loans
                                                  under this exception must be
                                                  secured by collateral in
                                                  addition to the Participant's
                                                  vested Account.]

         C. Insurance. A Participant's direction to purchase insurance contracts [Check one. See Section 13.1.]

                 1.       [X]     STANDARD:  will not be allowed.
                 2.       [ ]     will be allowed.

XI.      TOP-HEAVY RULES.  [See Section  12.]

         A. Top-Heavy Vesting Schedule. The vesting schedule for any Plan Year in which this Plan is a Top-Heavy Plan will be: [Check one. See Section 12.4.]

                 1.       [ ]     STANDARD:  Full and Immediate.  100% of all
                                  times.
                 2.       [ ]     Cliff.  100% after completion of ____ Years
                                  of Service [not to exceed 3].
                 3.       [X]     Graded.

                          Years of Service                 Nonforfeitable Percentage
                          ----------------                 -------------------------
                          Less than 1                            0  %
                                  1                              0  %
                                  2                              20 %  [at least 20%]
                                  3                              40 %  [at least 40%]
                                  4                              60 %  [at least 60%]
                                  5                              80 %  [at least 80%]
                          6 or more                              100%

         B. Other Plans. [Complete only if the Employer maintains or has ever maintained another Plan.]

                 1. Minimum Allocation. The minimum top-heavy contributions or benefit, if any, will be made under [Check one. See Section 12.3(d) and (g).]

                          a.      [ ]      STANDARD:  this Plan.
                          b.      [ ]      the following plan(s):
                                           ____________________.

                 2. Present value. [See Section 12.2(f)(3)(iii). Complete only if Employer maintains a defined benefit plan.] "Present value" will be determined using an interest rate of ____% and the following mortality table: ____________________.

                 3. Valuation Date. The Top-Heavy Valuation Date for each other plan will be: [See Section 12.2(g). Check one.]

                          a.      [ ]      STANDARD:  the most recent valuation
                                           date.
                          b.      [ ]      Other:  ____________________.

XII.     LIMITATIONS ON ALLOCATIONS (CODE Section  415).  [See Section  7.2.]

         A. Compensation. For Code Section 415 purposes, Compensation means: [Check one. See Section 7.2(a)(2).]

                 1.       [X]     STANDARD:  wages, tips and other compensation
                                  reportable on Form W-2.  [See Section
                                  7.2(a)(2)(i).]
                 2.       [ ]     wages subject to federal income tax
                                  withholding.  [See Section  7.2(a)(2)(ii)(A)
                                  and Section  2.10(a)(2)(i).]
                 3.       [ ]     general Code Section  415 compensation.  [See
                                  Section  7.2(a)(2)(ii)(B).]

         B. Limitation Year. The Limitation Year will be: [Check one. See Section 7.2(a)(9).]

                 1.       [X]     STANDARD:  the Plan Year.
                 2.       [ ]     the 12 consecutive month period which ends on
                                  each ____________________.

         C. Other Plans. [Complete only if the Employer maintains or has ever maintained another plan.]

                 1. Other Defined Contribution Plan. The Annual Additions attributable to this Plan will be determined: [Check one. See Section 7.2(d).]

                          a.      [ ]      STANDARD:  by treating the other
                                           plan as a Master or Prototype Plan.
                          b.      [ ]      by using the method described in
                                           Addendum XII.C.1.b.

                 2. Defined Benefit Plan. [Check and attach appropriate addendum only if applicable. See Section 7.2(a)(3),
                          Section  7.2(a)(11), Section  7.2(e) and Section
                          12.3(g).]

                          [ ] The Annual Additions attributable to this Plan will be limited by using the method described in Addendum XII. C.2.

XIII. SPECIAL PROVISIONS FOR AMENDMENT AND RESTATEMENT OF PRE-EXISTING PLAN, MERGERS OR TRANSFERS.

         A. Vesting or Distribution Rules. [Check and attach appropriate description only if applicable. See Section 10.6, Section 14.1(b) and Section 14.5.]

                 [X] The special vesting or distribution rules which must be preserved under Code Section 411 are described in Addendum XIII.A.

         B. Normal Retirement Age. [check only if the normal retirement age under the Pre-Existing Plan was determined with reference to the participation commencement date and the special transitional rule in Section 2.43 is desired. See Section 2.43.]

                 [ ] The Normal Retirement Age of a Participant who commenced participation in the Pre-Existing Plan in a Plan Year beginning before 1988 will be determined under the transitional rule described in Section 2.43.

         C. Effective Dates. [Check and attach appropriate addendum only if any of the selections made in this Adoption Agreement will become effective as of a date other than the Effective Date set forth in Part II.E. However, the addendum shall in no event delay the effective date of any Plan provisions beyond the latest effective date required for such provision under TRA 86 or other applicable law or regulations.]

                 [ ] Certain elections in this Adoption Agreement shall be effective as of the date(s) specified in Addendum XIII.C.

XIV.     TRUSTEE APPOINTMENT AND TRUST AGREEMENT.  [Check one.  See Section
         2.66 and Section  2.68.]

         A.      [X]      Standard Trust Agreement.  The standard Trust
                          Agreement will apply and the Trustee will be the following individual(s), bank(s) or other person(s) who can serve as a fiduciary and trustee under the laws of the State shown in Part II.C.

                 Smith Barney Corporate Trust Company
                 F.M. Saunders

                 [If Smith Barney Shearson Trust Company ("SBSTC") is the Trustee, SBSTC will charge a fee and may require the Employer to complete other documents prior to accepting its appointment as Trustee. Further, SBSTC will act only as a nondiscretionary Trustee and the investment of the Fund will be made as directed by the Plan Administrator or the Employer. See Section 15 and the Trust Agreement.]

         B.      [ ]      Alternate Trust Agreement.  The alternate Trust
                          Agreement for 401(k) Plans will apply and the Trustee will be ____________________, which is a bank or trust company organized under the laws of the State of __________ and which is authorized to serve as a fiduciary and trustee under the laws of such State.

                 [The Trustee will charge a fee and will require the Employer to complete other documents, including execution of the alternate Trust Agreement, prior to accepting its appointment as Trustee. Except as described in the Trust Agreement, the Trustee will act only as a nondiscretionary Trustee and will be subject to the directions of the Plan Administrator as a named fiduciary under the Plan in the control and management of the assets of the Fund. Such directions will be communicated to the Trustee by the Recordkeeper as described in the Trust Agreement.]

XV.      IRS APPROVAL.

This Plan is a "nonstandardized" plan and an adopting Employer may not rely on the opinion letter issued to the Prototype Sponsor by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code
Section  401.

Any Employer who wishes to obtain reliance that this Plan as adopted by the Employer is qualified must apply to the appropriate Key District Office for a favorable determination letter on this Plan.

Smith Barney Shearson will notify each adopting Employer of any amendments that have been made to the Plan by Smith Barney Shearson as Prototype Sponsor or of any intention to discontinue or abandon its sponsorship of the Plan as a prototype plan.

                              S I G N A T U R E S

IMPORTANT:

         In order to have a valid plan and trust, this Adoption Agreement must be signed by individuals authorized to sign for the Employer and, if applicable, the Trustee and each Participating Affiliate. If the alternate Trust Agreement is specified in Part XIV.B, the Trust Agreement must be signed by the Employer, the Trustee and, if applicable, each Participating Affiliate.

         This Adoption Agreement will not become effective as a prototype plan unless and until it is accepted by Smith Barney Shearson as the Prototype Sponsor but, upon such acceptance, will be effective as a prototype plan retroactive to the Effective Date.

         An Affiliate (i.e., a member of a controlled group of corporations, commonly controlled group of trades or businesses, or an affiliated service group within the meaning of Code Section 414) may adopt this Plan as a Participating Affiliate.

EMPLOYER REPRESENTATIONS. The undersigned hereby certifies that the adoption of the Plan and the Trust Agreement is authorized by (1) a Board of Directors' resolution for an Employer which is a corporation, or (2) a written authorization by the person or persons duly authorized to act on behalf of an Employer which is not a corporation. If this Adoption Agreement amends and restates a Pre-Existing Plan, the undersigned hereby certifies that such amendment is duly authorized by the Employer. The undersigned hereby acknowledges that the Prototype Sponsor (1) is not responsible for the elections made in this Adoption Agreement, (2) shall have no responsibility whatsoever with respect to the Fund or the operation and administration of this Plan, and (3) has advised the Employer to consult with legal counsel for the Employer regarding the adoption and operation of this Plan. The undersigned further acknowledges that the Employer is solely responsible for the elections made in this Adoption Agreement and for the operation and administration of this Plan. Finally, the undersigned acknowledges that the Prototype Sponsor will charge an annual prototype maintenance fee and hereby authorizes the Prototype Sponsor to charge such fees against any brokerage account maintained for the Plan.

EMPLOYER EXECUTION. Subject to the terms and conditions of the Plan, the Trust Agreement and this Adoption Agreement, the undersigned hereby has executed this Adoption Agreement to evidence its adoption (or, if applicable, amendment) of the Plan and the Trust Agreement.

Signature: ________________________________________________________________

Title:__________________________________________  Date:  __________________

TRUSTEE EXECUTION. Subject to the terms and conditions of the Plan, the Trust Agreement and this Adoption Agreement, the undersigned hereby accepts its appointment as Trustee and has executed this Adoption Agreement to evidence its adoption of the Trust Agreement. [Attach additional signature pages if there are more than three Trustees. If the alternate Trust Agreement is specified in
Part XIV.B, the Trustee should execute the alternate Trust Agreement in lieu of executing the Adoption Agreement in this section.]

Signature:  ________________________________________   Date:__________________

Signature:  ________________________________________   Date:__________________

Signature:  ________________________________________   Date:__________________

PARTICIPATING AFFILIATES EXECUTION. [Attach additional signature pages if there are more than three Participating Affiliates. An Affiliate which adopts this Plan after this Adoption Agreement is executed should evidence its adoption of this Plan by executing and attaching to this Adoption Agreement a signature page which includes the information set forth below.]

Subject to the terms and conditions of the Plan, the Trust Agreement and this Adoption Agreement, the undersigned hereby has executed this Adoption Agreement to evidence its adoption (or, if applicable, amendment) of the Plan and the Trust Agreement.

AFFILIATE NAME:______________________________________________________________

Signature:  ______________________________________   Date:___________________

Effective Date of Adoption of Plan by Affiliate (if different from the Effective Date in Part II.E.):_____________________________________

AFFILIATE NAME:______________________________________________________________

Signature:  ______________________________________   Date:___________________

Effective Date of Adoption of Plan by Affiliate (if different from the Effective Date in Part II.E.): ______________________________________________

AFFILIATE NAME:______________________________________________________________

Signature:  ______________________________________   Date:___________________

Effective Date of Adoption of Plan by Affiliate (if different from the Effective Date in Part II.E.):
_____________________________________

PROTOTYPE SPONSOR ACCEPTANCE. Subject to the terms and conditions of the Plan, the Trust Agreement and this Adoption Agreement, this Adoption Agreement is accepted by the Prototype Sponsor.

Authorized Signature:_____________________________   Date:___________________

         INTERNAL REVENUE SERVICE                    DEPARTMENT OF THE TREASURY

Plan Description:  Prototype Non-standardized Profit Sharing Plan with COOA
FFW:  50370630005-007    Case 9307147   EIN:  13-1912900
SPD:  CS   Plan:  007   Letter Serial No. 0371035a

                                               Washington, DC  20224

         SMITH BARNEY SHEARSON INC             Person to Contact: Mr. Dua

         RETIREMENT PLAN SERVICES 37TH FLOOR   Telephone Number: (202) 622-8380
         388 GREENWICH STREET
         NEW YORK, NY   10013                  Refer Reply to: E:EP:Q:3

                                               Date:  08/02/93
Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code --------by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of --------- under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form, application for Determination for Employee Benefit Plan.

Because you submitted this plan for approval after March 31, 1991, the continued, interim and extended reliance pro----- of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B. 780, are not applicable.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the telephone number. This number is only for use of the sponsoring organization. Individual participants and/or a
- ------ employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this.

                                     Sincerely yours,



                                     Chief, Employee Plans Qualifications Branch